UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No.   )

_________________________

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

InPoint Commercial Real Estate Income, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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D58153-Z80855 Your Vote Counts! INPOINT COMMERCIAL REAL ESTATE INCOME, INC. 2901 BUTTERFIELD ROAD OAK BROOK, IL 60523 INPOINT COMMERCIAL REAL ESTATE INCOME, INC. 2021 Annual Meeting Vote by October 13, 2021 11:59 PM ET You invested in INPOINT COMMERCIAL REAL ESTATE INCOME, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on October 14, 2021. Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can request a free paper or email copy of the material(s) prior to September 30, 2021. To request a copy of the material(s) for this and/or future stockholder meetings, you can (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If you request a copy of the material(s) by sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* October 14, 2021 2:30 p.m., Central Time 2901 Butterfield Road Oak Brook, Illinois 60523 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote your shares. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com  Control #

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D58154-Z80855 1. To elect five director nominees listed in the Proxy Statement: Nominees: 1c. Norman A. Feinstein 1a. Mitchell A. Sabshon 1d. Cynthia Foster Curry 1b. Donald MacKinnon 1e. Robert N. Jenkins 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 3a. To approve the proposal to amend Sections 5.2 and 11.2 of the Company’s charter regarding voting rights of holders of common shares 3b. To approve the proposal to amend Section 8.2 of the Company’s charter regarding the duties of directors to review the fees and expenses of the Company 3c. To approve the proposal to amend Section 12.3(c) of the Company’s charter regarding the Company’s indemnification obligations 3d. To approve the proposal to amend Article XIV of the Company’s charter regarding Roll-Up transactions 4. To permit the Company’s Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals to be approved For For For For For For For For For